SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: Janauary 13, 2000
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2000-1) (Exact name of registrant as specified in charter)

 Delaware                     333-72459                     13-3408713
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(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code (314) 851-6305

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2000-1. The information set forth in these Collateral Term Sheets will be superseded in their entirety by the information set forth in the final prospectus for the Series 2000-1 REMIC Pass-Through Certificates and by any subseqent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2000-1 REMIC Pass-Through Certificates.

      On January 27, 2000, CMSI is to transfer to the Trustee Mortgage Loans (1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before January 1, 2000) as of January 1, 2000 of $203,150,796.03. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of January 1, 2000 was 575. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of January 1, 2000 was 7.842%. The weighted average remaining term to stated maturity of the Mortgage Loans as of January 1, 2000 was 355.55 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to January 1, 1992 or after January 1, 2000. The weighted average original term to stated maturity of the Mortgage Loans as of Janaury 1, 2000 was 359.24 months.

      None of the Mortgage Loans has a scheduled maturity later than Janaury 1, 2030. Each Mortgage Loan has an original principal balance of not less than $28,000 nor more than $995,000. Mortgage Loans having an aggregate Adjusted Balance of $27,190,959 as of January 1, 2000 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of January 1, 2000 was 73.1%. No more than $2,642,507 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower("Mortgagor").


-----------
1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registraton Statement(333-72459).
2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 97% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 1% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.000%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.000%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $21,270,061 and $181,880,735, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.002% and 7.941%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 352.49 months and 355.90 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of January 1, 2000.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                         Number of          Aggregate Principal
Year Originated          Loans              Balances Outstanding
---------------          --------           --------------------
1992                        1                     $437,892
1998                        8                   $3,052,496
1999                      566                 $199,660,407


Total                     575                 $203,150,796
                          ===                 ============




                     TYPES OF DWELLINGS SUBJECT TO MORTGAGE
                                      LOANS

Type of                             Number of       Aggregate Principal
Dwelling Unit                       Loans           Balances Outstanding
-------------                       ---------       --------------------

Detached houses                        506             $180,466,118

Multi-family Dwellings*                  5               $2,546,027

Townhouses                              11               $3,523,674

Condominium Units (one to four          17               $4,781,614
stories high)

Condominium Units (over four             7               $2,473,094
stories high)

Cooperative Units                       29                $9,360,269


Total                                  575             $203,150,796
                                       ===             ============

* Multi-family dwellings are 2-family and 3-family

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of              Number of         Aggregate Principal
Dwelling Unit        Loans             Balances Outstanding
-------------        ---------         --------------------

1-family               570                $200,604,769

2-family                 3                  $1,531,664

3-family                 2                  $1,014,363

Total                  575                $203,150,796
                       ===                ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal           Number of         Aggregate Principal
Balance by Loan Size            Loans             Balances Outstanding
--------------------            ---------         --------------------

$149,999 and Under                 13                 $1,312,448
$150,000 through $199,999           7                 $1,235,911
$200,000 through $249,999           6                 $1,315,654
$250,000 through $299,999         199                $55,485,680
$300,000 through $349,999         131                $42,526,388
$350,000 through $399,999          80                $29,943,684
$400,000 through $449,999          48                $20,512,964
$450,000 through $499,999          32                $15,153,520
$500,000 through $549,999          24                $12,579,086
$550,000 through $599,999          13                 $7,439,681
$600,000 through $649,999           8                 $4,969,776
$650,000 through $699,999           8                 $5,466,200
$700,000 through $749,999           0                         $0
$750,000 through $799,999           2                 $1,561,218
$800,000 through $849,999           1                   $827,508
$850,000 through $899,999           0                         $0
$900,000 through $949,999           2                 $1,826,712
$950,000 through $999,999           1                   $994,366
$1,000,000 and Over                 0                         $0


Total                             575               $203,150,796
                                  ===               ============

                     DISTRIBUTION OF MORTGAGE LOANS BY NOTE
                                      RATES

Mortgage Loan                Number of            Aggregate Principal
Note Rate                    Loans                Balances Outstanding
------------                 ---------            --------------------

6.000% - 6.000%                  1                        $223,879
6.010% - 6.500%                  2                        $474,843
6.510% - 7.000%                 29                     $10,385,260
7.010% - 7.500%                112                     $42,826,979
7.510% - 8.000%                243                     $84,522,528
8.010% - 8.250%                162                     $55,852,056
8.510% - 9.000%                 23                      $7,824,364
9.010% - 9.125%                  3                      $1,040,887

Total                          575                    $203,150,796
                               ===                    ============



                         DISTRIBUTION OF MORTGAGE LOANS
                           BY LOAN-TO-VALUE RATIOS AT
                                   ORIGINATION

                               Number of          Aggregate Principal
Loan-To-Value Ratio            Loans              Balances Outstanding
-------------------            ---------          --------------------

65.00% and Below                  120                $45,677,317
65.001% - 75.000%                 110                $40,215,010
75.001% - 80.000%                 260                $90,067,510
80.001% - 85.000%                  15                 $4,646,311
85.001% - 90.000%                  56                $18,525,206
90.001% - 95.000%                  14                 $4,019,441


Total                             575               $203,150,796
                                  ===               ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                             Number of            Aggregate Principal
State                        Loans                Balances Outstanding
-----                        --------             --------------------

Alabama                         8                       $2,952,952
Arizona                         1                         $424,685
Arkansas                        4                       $1,356,785
California                    120                      $43,809,053
Colorado                       11                       $4,142,201
Connecticut                    18                       $6,277,708
Delaware                        1                         $176,329
District of Columbia            2                         $591,562
Florida                        22                       $8,011,087
Georgia                        22                       $7,139,340
Illinois                       19                       $5,824,429
Indiana                         3                         $727,376
Kansas                          1                         $211,900
Kentucky                        2                         $647,511
Louisiana                       7                       $2,729,610
Maryland                       11                       $3,830,263
Massachusetts                  22                       $8,508,085
Michigan                        5                       $1,793,264
Minnesota                       4                       $1,379,565
Missouri                        2                         $661,878
Nebraska                        3                         $872,694
Nevada                          4                       $1,741,820
New Jersey                     50                      $16,969,634
New Mexico                      6                       $2,113,671
New York                      116                      $42,306,127
North Carolina                 16                       $5,955,386
Ohio                            4                       $1,203,030
Oklahoma                        1                         $276,123
Oregon                          1                         $229,114
Pennsylvania                    8                       $3,182,008
South Carolina                  8                       $2,750,144
Tennessee                      15                       $5,729,617
Texas                          20                       $7,028,749
Utah                            2                         $547,462
Virginia                       26                       $8,077,028
Washington                      9                       $2,778,831
West Virginia                   1                         $193,774


Total                         575                     $203,150,796
                              ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Daniel P. Hoffman
                                               -------------------------
                                                    Daniel P. Hoffman
                                                    Senior Vice President


Dated: January 13, 2000